UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2019

FUTURE INTERNATIONAL GROUP CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-202717	32-0421189
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 5, Lane 97, Songlin Road

Pudong New District

Shanghai, China

(Address of Principal Executive Offices)

+86 021 6029 8205

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act: None

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2019, the Board of Directors of Future International Group Corp. (“Company”) appointed Mr. Lingbo Shi as the new Chief (Principal) Executive Officer of the Company and Mr. Goubin Su resigned in such capacity. Mr. Su remains as the Company’s Chief Financial Officer and sole Director.

The business background description of the newly appointed officer is set forth below:

Lingbo Shi (Age:42) is a senior advertising executives with over 20 years of experience having served many established brands such as Dongfeng Nissan, China Mobile, COFCO, Huawei, Ping An Insurance,  Microsoft and SONY, among others.

In 2014, Mr. Shi founded Beijing ARhieason Technology Co., Ltd and remains the sole principal of the company. From 2009 to 2016, he was Senior Vice President of  Beijing Jiali Hengyuan Public Relations Consulting Co., Ltd, and from 2008 to 2014, he was Chief Executive Officer of  Beijing Netcrowd Interactive Advertising Co., Ltd.

There are no family relationships between our new officer and our sole director. There have been no transactions since the beginning of our last fiscal year, or any currently proposed transaction, in which we were or are to be a participant, exceeding $120,000 and in which our new officer had or will have a direct or indirect material interest. There is no material plan, contract or arrangement (whether or not written) to which our new officer is a party or in which he participates that is entered into or a material amendment in connection with the triggering event or any grant or award to any such covered person or modification thereto, under any such plan, contract or arrangement in connection with any such event. The officer serves in such executive positions at the discretion of the Board of Directors. The Company and its new officer have verbally agreed that no compensation will be due or owning to the new officer until such time as the parties reach a written compensation agreement, if any.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Future International Group Corp.

(Registrant)

/s/ Guobin Su

Guobin Su

President

Date: August 14, 2019